REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made and entered into as of June 28, 1999, by and among Richard J. Tehan, Steven A. Tehan, Basil L. Tehan, Robert J. Tehan, and Frederick J. Tehan (each of whom may be referred to herein as a "Holder" or collectively as the "Holders") and Dollar Tree Stores, Inc., a Virginia corporation (the "Company").

         This Agreement is made in connection with the acquisition by the Company of 100% of the capital stock of Tehan's Merchandising, Inc., a New York corporation ("TMI"), pursuant to a Merger Agreement, dated June 15, 1999 as amended by Amendment dated June 22, 1999 (the "Merger Agreement"), under which a wholly-owned subsidiary of the Company will merge with and into TMI ("Merger"). As a result of the Merger, the Holders will exchange of their interests in TMI for an aggregate number of shares of common stock, $0.01 par value per share ("Common Stock"), of the Company as determined pursuant to section 2.1 of the Merger Agreement. As used herein the term "Registrable Shares" shall mean the shares of Common Stock received by Holders upon the original issuance thereof in the Merger and any other shares of capital stock of the Company issued in respect of any such shares of Common Stock as a result of stock splits, stock dividends, reclassification, exchange offer, recapitalizations, mergers, consolidations or similar events.

         The parties hereby agree as follows:

         1.       Shelf Registration.

                  (a) The Company shall prepare or amend and file with the Securities and Exchange Commission ("Commission"), a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended ("Securities Act"), covering the Registrable Shares ("Shelf Registration"). The Shelf Registration shall be on Form S-3 or any similar form adopted by the Commission from and after the date hereof permitting registration of the Registrable Shares for resale by the Holders in the manner designated herein. The Company shall use commercially reasonable efforts (subject in all cases to any procedures and limitations which may be imposed by the staff of the Commission) to (i) file the Shelf Registration with the Commission within 14 days following the Effective Time of



                     Registration Rights Agreement -- Page 1
the Merger as defined in the Merger Agreement ("Effective Time"), (ii) cause the Shelf Registration to be declared effective under the Securities Act as soon as practicable following the Effective Time, and (iii) keep the Shelf Registration continuously effective under the Securities Act for a period ending on the soonest of (A) two years from the Effective Time, (B) the date when, in the opinion of counsel of the Company, all Registrable Shares are disposable without restriction under any applicable rules and regulations of the Commission, and
(C) the date when all Registrable Shares covered by the Shelf Registration have been disposed of by Holders; provided, however, that the Company may voluntarily suspend dispositions of Registrable Shares pursuant to such Shelf Registration for up to 90 days if the Company's Board of Directors makes a determination (based upon advice of counsel) that the offering of the Registrable Shares pursuant to the Shelf Registration would adversely affect or be affected by a proposed financing, stock offering, reorganization, recapitalization, merger, consolidation or similar transaction involving the Company, in which case the Company shall be required to keep such Shelf Registration effective for an additional period of time equal to the number of days the effectiveness thereof is suspended pursuant to this clause; provided, that the Company shall not be permitted to suspend sales pursuant to the Shelf Registration for more than 120 days in any 365-day period. The Company shall amend the registration statement as necessary to comply with the rules, regulations or instructions applicable to Form S-3 (or, if different, the form used for the registration statement) or by the Securities Act or by any other rules and regulations thereunder for "shelf" registration, and the Company shall furnish to the Holders copies of any such amendment promptly after its being filed with the Commission. Anything in this Agreement to the contrary notwithstanding, the Company shall have no obligation to provide an underwritten registration for the benefit of Holders.

                  (b) The Registrable Shares proposed to be sold pursuant to the Shelf Registration effected pursuant to this Section 1, which shall be block trades if requested by the approved broker-dealer, shall be sold through broker-dealers selected by the Holders subject to the reasonable approval of Company.

                  (c) The Company may include in any such Shelf Registration referred to in this Section 1 other shares of Common Stock of the Company held by other security holders of the Company who have registration rights.

                  (d) Notwithstanding any other provision of this Agreement, the Company shall not be required to effect a registration of any Common Stock under this Section 1, or file any post-effective amendment to such a registration unless the Company has received from Holders all information the Company has reasonably requested pursuant to Section 3.

         2. Company's Obligations. In connection with the Company's obligation to effect a Shelf Registration pursuant to Section 1, it shall:




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



                  (a) Notify the Holders as to the filing thereof and of all amendments or supplements thereto filed prior to the effective date of such Shelf Registration;

                  (b) Notify the Holders, when the Company receives notice thereof, of the time when such Shelf Registration became effective or any amendment or supplement to any prospectus forming a part of such Shelf Registration has been filed;

                  (c) Notify the Holders of any request by the Commission for the amending or supplementing of such Shelf Registration or prospectus or for additional information;

                  (d) Prepare and file with the Commission any amendments or supplements to such Shelf Registration and the prospectus which may reasonably be necessary in the opinion of counsel to the Company to keep such Shelf Registration effective and to comply with the provisions of the Securities Act with respect to the offer of the Registrable Shares covered by such Shelf Registration during the period required for the distribution of such securities;

                  (e) Prepare and file with the Commission (and promptly notify the Holders of such filing) any amendment or supplement to such Shelf Registration and the prospectus as may be necessary in the opinion of counsel to the Company to correct any statements therein or omission therefrom if, at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act, any event with respect to the Company shall have occurred as a result of which any prospectus would include an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (f) In case the Holders are required to deliver a prospectus, prepare upon request such amendment or amendments to such Shelf Registration and such prospectus or prospectuses as may reasonably be necessary in the opinion of counsel to the Company to permit compliance with the requirements of Section 9(a)(3) of the Securities Act;

                  (g) Advise the Holders if the Company shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of any such Shelf Registration or amendment thereto or of the initiation or threatening of any proceedings for that purpose;

                  (h) Use its reasonable efforts to qualify such Registrable Shares for sale under the securities or blue sky laws of such states within the United States as the Holders may reasonably designate, except that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any such state or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so qualified or subject;




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



                  (i) Furnish to the Holders copies of any such Shelf Registration and each preliminary or final prospectus, or supplement or amendment required to be prepared thereto, all in such quantities required as they may from time to time reasonably request (in which case each Holder shall keep a written record of the distribution of the preliminary or final prospectuses and shall refrain from delivery of the preliminary or final prospectuses in any manner or under any circumstances which would violate the Securities Act or the securities laws of any other jurisdiction, including the various states of the United States); and

                  (j) Cause such Registrable Shares to be listed on the principal securities exchange or quotation system, if any, on which shares of the Company's Common Stock shall then be listed.

                  Each Holder of Registrable Shares agrees by acquisition of such Registrable Shares that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2(e) hereof, such Holder will forthwith discontinue disposition of Registrable Shares until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 2(e) hereof, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the prospectus, and, if so directed by the Company, such Holder will deliver to the Company all copies then in such Holder's possession of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

         3. Holders' Obligation to Furnish Information. In connection with the Company's obligation to effect a Shelf Registration pursuant to Section 1, each Holder shall furnish information to the Company concerning such Holder's holdings of securities of the Company and the proposed method of sale or other disposition of the Registrable Shares and such other information and undertakings as the Company may reasonably request in connection with the preparation and filing of the Shelf Registration or any post-effective amendment covering all or part of the Registrable Shares. Each Holder further agrees to enter into such undertakings and take such other action relating to the conduct of the proposed offering which the Company may reasonably request as being necessary, in the opinion of counsel to the Company, to ensure compliance with the federal and state securities laws and the rules or other requirements of the National Association of Securities Dealers, Inc. ("NASD") or otherwise to effectuate the offering.

         4. Expenses. The Company shall pay all expenses (the "Registration Expenses") incident to each registration of the Registrable Shares under Section 1, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with state securities or blue sky laws, all fees and expenses incurred by the Company in connection with the listing, if any, of the Registrable Securities on any securities exchange or quotation system, all word processing, duplicating and printing expenses, all fees and expenses incurred by the



                     Registration Rights Agreement -- Page 4



Company in connection with any registration statement, any prospectus, any amendments or supplements thereto, and other documents relating to the performance of and compliance with this Agreement by the Company, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including, without limitation, the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance purchased by the Company at its option against liabilities arising out of the public offering of such Registrable Shares, but excluding discounts and commissions and fees and expenses of selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Shares, transfer taxes, fees and disbursements of counsel for any selling shareholder(s) and other selling expenses of the Holders, if any.

         5.       Indemnification.

                  (a) By the Company.  In the event of any  registration  of the
Registrable Shares of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless the Holders with respect to the Registrable Shares included in such registration, against any losses, claims, damages or liabilities which Holders may suffer under the Securities Act, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading; PROVIDED HOWEVER that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder for use therein; and PROVIDED FURTHER that the Company shall not be liable to any person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or omission at or prior to written confirmation of the sale of the Registrable Shares to such person if such statement or omission was corrected in such final prospectus as amended or supplemented, and such final prospectus as amended or supplemented was furnished by the Company to such person.

                  (b) By the Holders. Each Holder agrees that, as a condition to including any Registrable Shares in any Shelf Registration filed pursuant to
Section 1, that each such Holder



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



hereby does, jointly and severally, indemnify and hold harmless against any losses, claims, damages or liabilities which the Company, each director of the Company, each officer of the Company, each other person (other than the Holders) who participates in the offering or sale of such securities and each other person, if any, who controls the foregoing parties within the meaning of the Securities Act may suffer under the Securities Act, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, only if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder for use therein; provided that the obligations of such Holder to indemnify the Company shall be limited to the proceeds received by the Seller from the sale of such Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such Holder.

                  The Company shall be entitled to receive indemnities from selling brokers, dealer managers and similar securities industry professionals participating in the distribution or sale, to the same extent as provided above with respect to information so furnished in writing by such persons.

                  (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.




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                  (d) Other  Indemnification.  Indemnification  similar  to that specified in paragraphs (a) through (c) of this Section 5 (with appropriate modifications) shall be given by the Company and the Holders with respect to any required registration or other qualification of the Registrable Shares under any Federal or state law or regulation or any governmental authority other than the Securities Act.

                  (e) Indemnification Payment. The indemnification required by this Section 5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                  (f) Contribution. If the indemnification provided for in this Agreement shall for any reason be unavailable or insufficient (other than by reason of exceptions provided in those sections) to an indemnified party under paragraphs (a), (b) and (d) of this Section 5 in respect to any loss, claim, damage or liability, or any action in respect thereof, or referred to therein, then each indemnifying party shall, in lieu of indemnifying such party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the Company on the one hand and any Holder on the other, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or such Holder, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to in this Section 5 shall be deemed to include, for purposes of this Section 5, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         6. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of Holders of a majority of the Registrable Shares.

         7. Notices. Any notice from one party to the other shall be in writing and either delivered personally or by certified or registered mail, postage prepaid, or by telegram, telecopier, or by overnight mail delivery by a nationally recognized courier, and shall be deemed



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



given when so delivered personally or, if mailed or given by telegram or telecopier or overnight mail, upon receipt thereof by the addressees, as follows:

         If to the Company:

                  Dollar Tree Stores, Inc.
                  Attention: Mr. H. Ray Compton
                  500 Volvo Parkway
                  Chesapeake, Virginia 23320
                  Telephone:  (757) 321-5000
                  Telecopy:   (757) 321-5111

         with a copy to:

                  William A. Old, Jr., Esq.
                  Hofheimer Nusbaum, P.C.
                  1700 Dominion Tower
                  999 Waterside Drive
                  Norfolk, Virginia   23510
                  Telephone: (757) 622-3366
                  Telecopy: (757) 629-0660

         If to any Holder, in care of:

                  Richard J. Tehan
                  4619 Commerical Drive
                  New Hartford, NY 13413
                  Telecopy: (315) 724-2931

         With a copy to:

                  Robert E. Remmell, Esq.
                  Steates Remmell Steates & Dziekan
                  4 Oxford Crossing, Suite 104
                  New Hartford, New York   13413
                  Telephone: (315) 724-6175
                  Telecopy: (315) 724-2931

         8. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns as hereinafter set forth in this Section 8. Provided an express written assumption of the Holder's obligations hereunder and certain representations in a form reasonably acceptable to Company is



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



made, the provisions of this Agreement which are for the benefit of the Holders shall also be for the benefit of and enforceable by any subsequent holder receiving Registrable Shares by gift or bequest by a Holder ("Subsequent Holders").

         9. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

         10.  Governing  Law.  The  validity of this  Agreement  and all matters relating to its interpretation and performance shall be interpreted in accordance with the laws of the Commonwealth of Virginia applicable to contracts made and fully performed therein, but without regard to principles of conflicts of law. The courts in Norfolk, Virginia shall have exclusive jurisdiction over any controversy arising under this Agreement and venue in Norfolk, Virginia is appropriate.

         11. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         12. Entire Agreement; Amendment. This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter herein and there are no representations or understandings between the parties except as provided in this Agreement. This Agreement may not be amended or modified in any way except by a written amendment duly executed by each of the parties.

               IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first above written.

                                            DOLLAR TREE STORES, INC.


                                            By: /s/ H. Ray Compton
                                                ------------------
                                            Name: H. Ray Compton
                                            Title: Executive Vice President





            [The remainder of this page is left intentionally blank.]




                     Registration Rights Agreement -- Page 9

                                     HOLDERS

                                                     /s/ Richard J. Tehan
                                                     --------------------
                                                     Richard J. Tehan


                                                     /s/ Steven A. Tehan
                                                     -------------------
                                                     Steven A. Tehan

                                                     /s/ Basil L. Tehan
                                                     ------------------
                                                     Basil L. Tehan

                                                     /s/ Robert J. Tehan
                                                     -------------------
                                                     Robert J. Tehan

                                                     /s/ Frederick J. Tehan
                                                     ----------------------
                                                     Frederick J. Tehan




                    Registration Rights Agreement -- Page 10